THE WORLD FUNDS, INC. (the "Company")

                       CSI Equity Fund series (the "Fund")

                         Supplement dated July 17, 2003
                                     to the
                        Prospectus dated January 2, 2003



Effective July 16, 2003, Commonwealth Shareholder Services, Inc., the administrator to the Fund, has entered into a contractual expense limitation agreement with the Company, on behalf of the Fund, whereby the maximum operating expense in any year with respect to the Fund's Investor and Institutional shares is limited to 1.49% of the applicable classes' average daily net assets; and, with respect to the Fund's Class C Shares, 2.49% of Class C Shares' average daily net assets.